SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Estimated Useful Lives
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of assets, as follows:

Computers and equipment 3-7 years
Furniture and fixtures 10-15 years

Summary of Option Fair Value Assumptions
For purposes of estimating fair value in, the Company utilized the Black-Scholes option-pricing model. The following assumptions were utilized in such calculations for the years 2015, 2014 and 2013:

	2 0 1 5	2 0 1 4	2 0 1 3

Risk-free interest rate	None	None	0.58%
Expected life (in years)	None	None	2
Expected volatility	None	None	39.56%
Expected dividend yield	None	None	0%